Exhibit 10.4
Guarantee Contract for No.: 4403402912009110028

China Development Bank Co., Ltd.
RMB Capital

Guarantee Contract

Guarantor: Song Yi
Lender: China Development Bank Co., Ltd.

Guarantor: Song Yi
Address: 707F,Buliding 9,Xiangxie Garden, Nongyuanlu, Futian District, Shezhen
ID No.: 422426195803290012
Post Code: 518000
Tel: 0755-26553158
Fax: 0755-26634369

Lender: China Development Bank Co., Ltd.
Add: No.29 Fu Cheng Men Wai Dajie, Xicheng District, Beijing, China

Legal Representative: Chen Yuan
Postal Code: 100037
Operation Branch: China Development Bank Co., Ltd., Shenzhen Branch

Branch Address: 12-15/F,Citic Building,No.1093 Shennanzhonglu,Shenzhen,China
Branch Manager: Yu Xiaoping
Postal Code: 518031
Attn: Deng Yonghong
Tel: 0755-25987775
Fax: 0755-25988280

To ensure that the Borrower (“Shenzhen Diguang Electronics Co., Ltd.”) fulfills its loan contract No. 4403402912009110028 signed with the Lender (hereinafter referred to as the “Main Contract”), the Guarantor is willing to provide the guarantee to the Lender. The Guarantor and the Lender have reached an agreement to conclude this Contract.

1. Definition

Except for the other stipulation of this Contract, the terms relating to the definition in this Contract are the same as the Main Contract.

2. Scope of Guarantee

Under the Main Contract, the Borrower borrows RMB30 million that is thirty million Yuan for one year , that is from the draw down date to the first anniversary of such date.

The scope of guarantee includes all principal, interest, default interest, compensation, liquidated damages, damage awards and costs to gain the right of mortgage of the borrowed amount as stipulated in the Main Contract (include but not limited to the litigation or arbitration fees, property preservation fee or evidence preservation fee, enforcement fee, evaluation fee, auction fee, appraisal fee, lawyer fee, travel fee and investigation-evidence collection fees, etc.).

With the repayment of principal amount borrowed in the Main Contract, the principal amount secured under this Contract reduces correspondingly.

3. Forms of Guarantee

The Guarantor will provide the unlimited and joint obligation guarantee to the Lender as specified under the scope of guarantee in this Contract with all his personal properties (including the property that belongs to the Guarantor in all the personal and husband-wife joint properties).

No matter whether or not the Borrower provides the material guarantee for the Main Contract, if the Borrower fails to repay the loan under the guarantee scope of this Contract, the Lender has the right to directly demand the Guarantor to undertake the guarantee responsibility, and the Guarantor should make the settlement within 5 days after receiving the written notice for fulfilling the guarantee responsibility.

4. Guarantee Period

The guarantee period of this Contract is two years starting from the expiry date of the fulfillment period of each liability under the Main Contract.

5. Representations and Warranties given by Guarantor

(A) The Guarantor is a citizen of P.R.China and has entire civil ability at the time when this Contract is executed.

(B) For the Guarantor, there is neither the personal liability nor any influence on the litigation or arbitration for the status of his personal property.

(C) The Guarantor has the full right and power to sign this Contract and to make the transactions under this Contract. This Contract is effectively signed by the Guarantor.

(D) All documents and materials provided by the Guarantor to the Lender are true, accurate and complete.

(E) The financial status of the Guarantor is sufficient to ensure that he is able to fulfill the guarantee responsibility.

(F) The Guarantor is willing to undertake the joint guarantee responsibility with all his owned properties.

(G) The Guarantor agrees to provide a list showing all his personal properties (Annex 1) to the Lender. If the Lender thinks it necessary, an evaluation of the listed properties can be made with the evaluation fee to be undertaken by the Guarantor.

(H) The Guarantor undertakes to own the entire ownership (or disposition) of the listed properties. If the Lender thinks that it is necessary, an insurance policy can be made to part of its properties or the mortgage or pledge implementation (if the mortgage or pledge is made, the mortgage or pledge contract should be separately signed) is carried out, and the Guarantor undertakes to coordinate in going through the relevant registration formalities.

(I) The Guarantor ensures that he will unconditionally undertake the joint responsibility guarantee and be committed to give up all the defenses.

The above representations and warranties are effective within the effective term of this Contract.

6. Obligations of the Guarantor

(A) Starting from the execution date of this Contract, the Guarantor is not allowed to dispose his property at his discretion (including but not limited to the mortgage, pledge, transfer and give-off, etc.) unless the written approval is obtained from the Lender.

(B) Starting from the execution date of this Contract, if the Guarantor intends to rent his property for long term or make the modification to the fixed mortgage or pledge, etc., the permission should be obtained in advance from the Lender. It will be void for the Guarantor’s above act without the Lender’s permission.

(C) The Guarantor will deliver the other materials on time, which are required by the Lender.

(D) The Guarantor should continue to comply with and fulfill all the relevant obligations and responsibilities in connection with and as the shareholders of the Company.

(E) If any incidents which affect or may affect the fulfillment of any obligation from the Guarantor under this Contract happen, the Guarantor should notify the Lender timely.

(F) Before the termination of the guarantee responsibility under this Contract, it is not allowed for the Guarantor to provide guarantee to any third party unless written approval is obtained from the Lender.

(G) After the execution of this Contract, the Guarantor should not increase its debt liability ( or to be sufficient to affect the guarantee ability under this Contract) unless written approval is obtained from the Lender.

(H) The Guarantor should not sign any document that may be harmful to the Lender’s interests or is engaged in any act that may be harmful to the Lender’s interests.

(I) Before the termination of the guarantee responsibility under this Contract, if the Guarantor intends to change his nationality or apply for the permanent right of abode to the other country (except the obtained right), it should be agreed by the Lender and be handled after the discussion with the Lender for the relevant matters.

(J) If some material changes take place at the domicile or the working unit, etc. of the Guarantor, the Lender should be notified in writing 10 days in advance, with the relevant documents to be provided to the Lender for record.

(K) The Guarantor will undertake all the expenses that occur in the process of the execution and fulfillment of this Contract.

7. Liability for breach of contract

If the Guarantor breaches this Contract stipulations or it is proved that his representations or warranties in Clause 5 of this Contract is incorrect or misleading, which causes the Lender in loss, then, the Guarantor should make the compensation for all.

8. Modification and Transfer of Contract

(A) Except for the other stipulations made in this Contract, any modification of this Contract must be discussed by the Guarantor and the Lender with the written agreement to be reached.

(B) If the Lender legally transfers the creditor's rights under the Main Contract, the Guarantor will continue to undertake the joint guarantee responsibility guaranteed in the scope of this Contract.

(C) If the Lender allows the Borrower to transfer the debts under the Main Contract, the written approval should be obtained from the Guarantor, and the Guarantor will not undertake the guarantee responsibility any more for the transferred debts that are not agreed by the Guarantor.

(D) In the course of the guarantee, when there are some changes ( except for the interest rate of the loan under the Main Contract to be adjusted as per the People’s Bank of China ) for the interest rate of the loan and the loan amount to be made by the Lender and the Borrower, which are not agreed by the Guarantor, if it is for reducing the debts of the Borrower, the Guarantor will still undertake the guarantee responsibility for the modified contract; if it is for increasing the debts of the Borrower, the Guarantor will not undertake the guarantee responsibility any more for the increased part.

If the Lender and the Borrower make some changes for the fulfillment term of the repayment plan stipulated under the Main Contract without the written approval from the Guarantor, the same guarantee term will be the term stipulated in the original contract or the term as regulated by law.

The Lender and the Borrower agreed to modify the contents of the Main Contract, which are not actually carried out, and in this case, the Guarantor will still undertake the guarantee responsibility.

(E) In the event that the Lender and the Borrower agree to modify the draw plan stipulated in the Main Contract, the Guarantor will still undertake the guarantee responsibility.

9. Settlement of Disputes

In the process of fulfilling this Contract, the disputes between the Guarantor and the Lender should be settled on two party’s consensus; if no agreement can be reached, the disputes can be resolved through litigation to the People's Court where the bank branch of the Lender is located.

13. Others

(A) Any other matters not expressly stated herein shall be resolved through the Guarantor and the Lender’s consultation, or be dealt with according to the national laws and regulations.

(B) There are three copies of the original contract, one of which belongs to the Guarantor, the Lender and the Borrower, and three copies of counterparts.

14. Effectiveness of Contract

This Contract is effective from the date to be signed and sealed by the Guarantor and the Lender.

Guarantor: (Signature)
ID No.: 422426195803290012

Date:

Lender:            (sealed with Contract Stamp)

Legal representative: (signature)

(Or Authorized Agent)

Date:

Signed Venue: Shenzhen Branch, China Development Bank Co., Ltd.

Annex 1

List of Properties of the Guarantor

Order	Description	Title No	Location	Legal Owner	Amount (RMB)
1	Automobile	BJT418 (Guangdong)	Car Park, Block A Galaxy Century, Futian District, Shenzhen, China	Song Yi	961,000
2	Properties		4th Floor, Block 21,Ba Gua Ning, Futian District, Shenzhen, China	Song Yi	1,083,000
3	Common stock	Sino Olympics Industrial Ltd (80% stake)	SINO OLYMPICS	Song Yi